UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 25, 1999


                            BANKNORTH GROUP, INC.
           (Exact name of registrant as specified in its charter)


      Delaware                    000-18173                 03-0321189
  (State or other                (Commission              (IRS Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


                            Banknorth Group, Inc.
                             300 Financial Plaza
                                P.O. Box 5420
                         Burlington, VT  05401-5420
                  (Address of principal executive offices)


      Registrant's telephone number, including area code: (802) 658-9959


                               Not applicable
        (Former name or former address, if changed since last report)


Item 5.  Other Events

William H. Chadwick, President and Chief Executive Officer of Banknorth Group, Inc. (the "Company") has announced his intention to retire from the Company, effective January 1, 2000. The Company's Board of Directors has appointed a search committee to identify a successor.

Additional information regarding Mr. Chadwick's retirement is contained in the Company's press release dated March 25, 1999, filed as an Exhibit to this report.


Item 7.  Financial Statements and Exhibits

(c) Exhibits. The following document is filed as an Exhibit to this report:

         (99)     Press Release dated March 25, 1999


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANKNORTH GROUP, INC.


Date:  March 26, 1999                  By:  /s/ Neal E. Robinson
                                            Neal E. Robinson
                                            Treasurer


                                EXHIBIT INDEX


Exhibit                                               Location in Document

(99) Press Release dated March 25, 1999                       Page 5